                                    EXHIBIT A

                             JOINT FILING AGREEMENT

      Each of the undersigned agrees that (i) the statement on Schedule 13D relating to the shares of capital stock of Inhibitex, Inc., has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on
Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signature hereto, at the principal office thereof.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: June 15, 2004                  ESSEX WOODLANDS HEALTH VENTURES V, L.P.

                                     By: Essex Woodlands Health Ventures V, LLC

                                         /s/ Martin P. Sutter
                                     -------------------------------------------
                                     Name:  Martin P. Sutter
                                     Title: Managing Director


                                   ESSEX WOODLANDS HEALTH VENTURES V, LLC

                                      /s/ Martin P. Sutter
                                   ---------------------------------------------
                                   Name:  Martin P. Sutter
                                   Title: Managing Director

                                      /s/ James L. Currie
                                   ---------------------------------------------
                                   Name:  James L. Currie

                                      /s/ J. Douglas Eplett
                                   ---------------------------------------------
                                   Name:  J. Douglas Eplett

                                      /s/ Martin P. Sutter
                                   ---------------------------------------------
                                   Name:  Martin P. Sutter

                                      /s/ Immanuel Thangaraj
                                   ---------------------------------------------
                                   Name:  Immanuel Thangaraj